      As filed with the Securities and Exchange Commission on May 26, 1999

                            Exhibit Index on Page 7

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 1999

Commission File Number:  001-14525

                            VORNADO OPERATING COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                                            22-3569068
(State or other jurisdiction of incorporation)              (I.R.S. employer
                                                         identification number)

PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                    07663
         (Address of principal executive offices)                (Zip Code)

                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 1.          NOT APPLICABLE.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

         Incorporated by reference to Item 2 of Vornado Operating Company's Current Report on Form 8-K, dated March 12, 1999, as filed with the Securities and Exchange Commission on March 31, 1999.

ITEMS 3 THROUGH 6.  NOT APPLICABLE.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

                 (a) The following financial statements are filed as Exhibit
99.1 of this report:


                 (1) Consolidated balance sheets of Americold Corporation as of the last day of February 1996 and 1997 and the related consolidated statements of operations, common stockholder's deficit and cash flows for each of the years in the three-year period ended the last day of February 1997.

                 (2) Consolidated balance sheet of Americold Corporation as of October 31, 1997, and the related statements of operations and cash flows for the eight months ended October 31, 1997.

                 (3) Consolidated balance sheet of Americold Corporation and Subsidiary as of December 31, 1997, and the related consolidated statements of income, stockholder equity and cash flows for the two months ended December 31, 1997.

                 (4) Combined balance sheet of AmeriCold Corporation, URS Logistics, Inc., VC Omaha Holdings, LLC, and VC Missouri Holdings, LLC as of December 31, 1998 and the related combined statements of operations, stockholders' equity and cash flows for the year ended December 31, 1998.

                 (5) Consolidated balance sheets of URS Logistics, Inc. and subsidiary as of October 31, 1997 and December 31, 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the ten months ended October 31, 1997 and the year ended December 31, 1996.

                 (6) Consolidated balance sheet of URS Logistics, Inc. and subsidiary as of December 31, 1997 and the related consolidated statements of operations, stockholder's

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                           equity and cash flows for the two months ended
                           December 31, 1997.

                 (7) Balance sheets of Freezer Services - West Point, Inc. as of December 31, 1997 and 1996 and the related statements of operations, changes in stockholder's equity and cash flows for the years ended December 31, 1997 and 1996.
                 (8) Balance sheets of American/Freezer Services, Inc. as of December 31, 1997 and 1996 and the related statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 1997 and 1996.
                 (9) Combined balance sheet of The Carmar Group of Companies as of December 31, 1997 and the related combined statements of income, stockholders' and members' equity and cash flows for the year ended December 31, 1997.

                 (b) The unaudited proforma balance sheet of Vornado Operating Company as of December 31, 1998 is included as Note 10 to the Company's Consolidated Financial Statements set forth in Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and is filed as Exhibit
99.3 of this report.

                 (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.      Description

2.1 Asset Purchase Agreement, dated as of February 26, 1999, between AmeriCold Logistics, LLC, as Purchaser, and AmeriCold Corporation, as Seller (incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K, dated March 12, 1999 (File No. 001-14525), as filed with the Securities and Exchange Commission on March 31, 1999 (the "Prior 8-K")).



2.2 Asset Purchase Agreement, dated as of March 9, 1999, between Vornado Crescent Logistics Operating Partnership, as Purchaser, and URS Logistics, Inc., as Seller (incorporated by reference to Exhibit 2.2 of the Prior 8-K).

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2.3                 Asset Purchase Agreement, dated as of March 9, 1999, between
                    AmeriCold Logistics, LLC, as Purchaser, and VC Omaha Holdings, L.L.C., as Seller (incorporated by reference to Exhibit 2.3 of the Prior 8-K).

2.4 Asset Purchase Agreement, dated as of March 9, 1999, between AmeriCold Logistics II, LLC, as Purchaser, and
                    VC Missouri Holdings, L.L.C., as Seller (incorporated by reference to Exhibit 2.4 of the Prior 8-K).

10.1 Agreement, dated March 11, 1999, between Vornado Operating L.P. and COPI Cold Storage L.L.C. (incorporated by reference to Exhibit 10.1 of the Prior 8-K).

10.2 Master Lease Agreement, dated as of April 22, 1998, between URS Real Estate, L.P., as Landlord, and URS Logistics, Inc., as Tenant.

10.3 First Amendment to Master Lease Agreement, dated as of March 10, 1999, between URS Real Estate, L.P. and URS Logistics, Inc.

10.4 Assignment and Assumption of Master Lease, dated as of March 11, 1999, between URS Logistics, Inc. and AmeriCold Logistics II, LLC.

10.5 Master Lease Agreement, dated as of April 22, 1998, between AmeriCold Real Estate, L.P., as Landlord, and AmeriCold Corporation, as Tenant.

10.6 First Amendment to Master Lease Agreement, dated as of March 10, 1999, between AmeriCold Real Estate, L.P. and AmeriCold Logistics, LLC.

10.7 Assignment and Assumption of Master Lease, dated as of February 28, 1999, between AmeriCold Corporation and AmeriCold Logistics, LLC.

10.8 Master Lease Agreement, dated as of March 11, 1999, between URS Logistics, Inc., as Landlord, and AmeriCold Logistics II, LLC, as Tenant.


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10.9                Master Lease Agreement, dated as of February 28, 1999,
                    between AmeriCold Corporation, as Landlord, and AmeriCold Logistics, LLC, as Tenant.

10.10 Master Lease Agreement, dated as of March 11, 1999, between Each of the Entities Listed on Exhibit A Thereto, collectively as Landlord, and AmeriCold Logistics, LLC, as Tenant.

10.11 Master Lease Agreement, dated as of March 11, 1999, between VC Omaha Holdings, L.L.C. and Carmar Freezers Thomasville L.L.C., together as Landlord, and AmeriCold Logistics, LLC, as Tenant.

23.1                Consent of KPMG Peat Marwick LLP.

23.2                Consents of Deloitte & Touche LLP.

23.3                Consent of Arthur Andersen LLP.

23.4                Consent of Baird, Kurtz & Dobson.

99.1                Financial statements as listed in Item 7(a) above.

99.2 Press release of Vornado Operating Company, dated March 17, 1999 (incorporated by reference to Exhibit 99.2 of the Prior 8-K).

99.3 Unaudited proforma balance sheet as of December 31, 1998 and unaudited proforma income data for the year ended December 31, 1998 of the Company.

ITEM 8.             NOT APPLICABLE.


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VORNADO OPERATING COMPANY
                                                   (Registrant)


                                            By:      /s/ Irwin Goldberg
                                                    --------------------------
                                            Name:    Irwin Goldberg
                                            Title:   Vice President--
                                                     Chief Financial Officer

Date:  May 26, 1999


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
                                Index to Exhibits

Exhibit No.         Description

2.1 Asset Purchase Agreement, dated as of February 26, 1999, between AmeriCold Logistics, LLC, as Purchaser, and AmeriCold Corporation, as Seller (incorporated by reference to Exhibit 2.1 of the Prior 8-K).

2.2 Asset Purchase Agreement, dated as of March 9, 1999, between Vornado Crescent Logistics Operating Partnership, as Purchaser, and URS Logistics, Inc., as Seller (incorporated by reference to Exhibit 2.2 of the Prior 8-K).

2.3 Asset Purchase Agreement, dated as of March 9, 1999, between AmeriCold Logistics, LLC, as Purchaser, and VC Omaha Holdings, L.L.C., as Seller (incorporated by reference to Exhibit 2.3 of the Prior 8-K).

2.4 Asset Purchase Agreement, dated as of March 9, 1999, between AmeriCold Logistics II, LLC, as Purchaser, and VC Missouri Holdings, L.L.C., as Seller (incorporated by reference to Exhibit 2.4 of the Prior 8-K).

10.1 Agreement, dated March 11, 1999, between Vornado Operating L.P. and COPI Cold Storage L.L.C. (incorporated by reference to Exhibit 10.1 of the Prior 8-K).

10.2 Master Lease Agreement, dated as of April 22, 1998, between URS Real Estate, L.P., as Landlord, and URS Logistics, Inc., as Tenant.

10.3 First Amendment to Master Lease Agreement, dated as of March 10, 1999, between URS Real Estate, L.P. and URS Logistics, Inc.

10.4 Assignment and Assumption of Master Lease, dated as of March 11, 1999, between URS Logistics, Inc. and AmeriCold Logistics II, LLC.

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
10.5 Master Lease Agreement, dated as of April 22, 1998, between AmeriCold Real Estate, L.P., as Landlord, and AmeriCold Corporation, as Tenant.

10.6 First Amendment to Master Lease Agreement, dated as of March 10, 1999, between AmeriCold Real Estate, L.P. and AmeriCold Logistics, LLC.

10.7 Assignment and Assumption of Master Lease, dated as of February 28, 1999, between AmeriCold Corporation and AmeriCold Logistics, LLC.

10.8 Master Lease Agreement, dated as of March 11, 1999, between URS Logistics, Inc., as Landlord, and AmeriCold Logistics II, LLC, as Tenant.

10.9 Master Lease Agreement, dated as of February 28, 1999, between AmeriCold Corporation, as Landlord, and AmeriCold Logistics, LLC, as Tenant.

10.10 Master Lease Agreement, dated as of March 11, 1999, between Each of the Entities Listed on Exhibit A Thereto, collectively as Landlord, and AmeriCold Logistics, LLC, as Tenant.

10.11 Master Lease Agreement, dated as of March 11, 1999, between VC Omaha Holdings, L.L.C. and Carmar Freezers Thomasville L.L.C., together as Landlord, and AmeriCold Logistics, LLC, as Tenant.

23.1                Consent of KPMG Peat Marwick LLP.

23.2                Consents of Deloitte & Touche LLP.

23.3                Consent of Arthur Andersen LLP.

23.4                Consent of Baird, Kurtz & Dobson.

99.1                (1)  Consolidated balance sheet of Americold Corporation as of October 31, 1997, and the related statements of operations and cash flows for the eight months ended October 31, 1997.

                    (2) Consolidated balance sheet of Americold Corporation and Subsidiary as of December 31, 1997, and the related consolidated statements of income,



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
                           stockholder equity and cash flows for the two months ended December 31, 1997.

                  (3) Combined balance sheet of AmeriCold Corporation, URS Logistics, Inc., VC Omaha Holdings, LLC, and VC Missouri Holdings, LLC as of December 31, 1998 and the related combined statements of operations, stockholders' equity and cash flows for the year ended December 31, 1998.

                  (4) Consolidated balance sheets of URS Logistics, Inc. and subsidiary as of October 31, 1997 and December 31, 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the ten months ended October 31, 1997 and the year ended December 31, 1996.

                  (5) Consolidated balance sheet of URS Logistics, Inc. and subsidiary as of December 31, 1997 and the related consolidated statements of operations, stockholder's equity and cash flows for the two months ended December 31, 1997.

                  (6) Balance sheets of Freezer Services - West Point, Inc. as of December 31, 1997 and 1996 and the related statements of operations, changes in stockholder's equity and cash flows for the years ended December 31, 1997 and 1996.

                  (7) Balance sheets of American/Freezer Services, Inc. as of December 31, 1997 and 1996 and the related statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 1997 and 1996.

                  (8) Combined balance sheet of The Carmar Group of Companies as of December 31, 1997 and the related combined statements of income, stockholders' and members' equity and cash flows for the year ended December 31, 1997.



99.2 Press release of Vornado Operating Company, dated March 17, 1999 (incorporated by reference to Exhibit 99.2 of the Prior 8-K).

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99.3                Unaudited proforma balance sheet as of December 31, 1998 and unaudited proforma income data for the year ended December 31, 1998 of the Company.


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